EXHIBIT 10.8
------------



                                 PROMISSORY NOTE
                                 ---------------


Principal Amount:       USD $900.00

Due Date:               December 16, 2005




For Value Received, the undersigned obligor (the "Obligor") hereby promises to pay to Dave Goertz (the "Holder") or order, at Kelowna, B.C. (or at such other place as the Holder may in writing direct) the Principal Amount stated above in US Dollars on the Due Date stated above.

The Obligor further promises to pay upon demand all costs of collection including reasonable solicitors' fees (calculated as between a solicitor and his own client) incurred by the Holder hereof in connection with the collection of the principal amount hereof and any interest thereon, as aforesaid.

The Obligor hereby waives presentment for payment, notice of dishonour, protest and notice of protest.

Dated December 16, 2003



                                    The Obligor:
                                    ------------

                                    Zomex Distribution, Inc.
                                    By its authorized signatory:


                                    /s/ Peter Buckley
                                    ---------------------------------------
                                    Peter Buckley, President